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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) May 15, 2008

                           Global Resource Corporation
             (Exact name of registrant as specified in its charter)

           NEVADA                       000-50944               84-1565820
 ----------------------------    -----------------------    ------------------
(State or other jurisdiction    (Commission File Number)       IRS Employer
of incorporation)                                           Identification No.)

          408 BLOOMFIELD DRIVE, UNIT #3, WEST BERLIN, NEW JERSEY 08091
          ------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code    (856) 767-5661
                                                      --------------

          ------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
     Act (17 CFR 240.13e-4(c))


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ITEM 5.02  DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS;
           APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

The Company has appointed Wayne J. Koehl, age 56, as Executive Vice President, effective as of May 15, 2008. Mr. Koehl is a licensed title agent in approximately 8 states and a member of the Mortgage Bankers Association. From 2006 until joining the Company, Mr. Koehl was the General Manager of the National Division of Surety Lender Services, a division of Surety Title
Corp. From 2003 to 2006, he was self-employed in providing lending and real estate options to builders and developers. From 1992 to 2003, Wayne was a Sr. Vice-President of Tri-Star Financial Services, Inc. He graduated from William Penn University in 1973.

Mr. Koehl has been employed for a term of five (5) years, with a beginning salary of $160,000 per annum, increasing to $200,000 as of November 5, 2008, and certain fringe benefits including the Company's group policies and an automobile allowance. He received a signing bonus of 100,000 shares of the Company's Common Stock and will receive options for an additional 100,000 shares during 2008. There is no family relationship between Mr. Koehl and any director or other officer.

Mr. Koehl served as Chairman of the Planning and Zoning Board of the Borough of Mount Ephraim, New Jersey from 2004 to 2007 and on the Advisory Committee of the New Jersey Department of Transportation from 2004 to 2008.


ITEM 8.01         OTHER EVENTS.

On May 19, 2008 the Board of Directors has adopted a Code of Conduct, a Code of Ethics, and a "Whistleblower Policy". A copy of each is attached to this Form 8-K as an exhibit.

The Code of Conduct covers all directors, officers, management executives and employees, including the chief executive officer, president, vice-presidents, chief financial officer, treasurer, and secretary of the Company. It requires that all Company directors, officers, management executives, and employees shall:

         1. Act with honesty and integrity and ethically handle all actual or apparent conflicts of interest between personal and professional/business relationships.

         2. Endeavor to provide information that is full, fair, accurate, timely, and understandable in all reports and documents that the Company files with, or submits to, the Securities and Exchange Commission or which will be the basis for, or become part of, other filings or communications made by the Company.

         3. Endeavor to faithfully comply with all laws, rules and regulations of federal, state, and local governments, and all applicable regulatory agencies and authorities.

         4. Proactively promote ethical behavior among peers and subordinates in the work place.

         5. Promptly report to the Audit Committee, the Company's legal counsel or other appropriate persons any violation or suspected violation of this Code.

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         6. Act in good faith, responsibly, with due care, competence and diligence and not knowingly or recklessly misrepresent material facts or allow their independent judgments to be subordinated.

         7. Not use confidential information acquired in the course of their work for personal advantage and not buy or sell the Company's securities in violation of the federal and state securities laws or the Company's Insider Trading Policy.

         8. Act responsibly in their use of and control over the Company's assets and resources.

The Code of Ethics covers all "senior financial officers" as required by the Sarbanes-Oxley Act. It requires that all senior financial officers, including but not limited to the President, the Chief Executive Officer, the Treasurer, the Chief Financial Officer, the Chief Accounting Officer, the Controller, Assistant Treasurers, Assistant Controllers, the Vice-President Finance, and other designated Finance Employees, recognize their personal responsibility for full, fair, accurate, timely and understandable reporting of the financial condition of the Company. This, in turn, among other duties, requires that each affected officer will:

         (i) promptly bring to the attention of the Audit Committee any material information of which he or she may become aware that affects the disclosures made by the Company in its public filings and statements, including press releases;

         (ii) promptly bring to the attention of the Audit Committee any information which he or she has concerning

                  (a) significant deficiencies in the design or operation of internal controls which could adversely affect the Company's ability to record, process, summarize and report financial data, or

                  (b) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company's financial reporting, disclosures or internal controls;

         (iii) promptly bring to the attention of the Audit Committee and the Company's legal counsel any information which he or she may have concerning any violation of the Company's Code of Conduct, including any actual or apparent conflicts of interest between personal and business relationships;

         (iv) promptly bring to the attention of the Audit Committee and the Company's legal counsel any information which he or she may have concerning any violation of the Code of Ethics; and

         (v) promptly bring to the attention of the Audit Committee and the Company's legal counsel any information which he or she may have concerning any violation of the federal or state securities laws, rules or regulations or other laws, rules and regulations applicable to the Company or the operation of its business.

The "Whistleblower Policy" is intended to establish, as required by the Sarbanes-Oxley Act, formal procedures for (a) the receipt, retention, and treatment of complaints and concerns received by the Company regarding accounting, internal accounting controls or auditing matters and (b) the confidential, anonymous submission by employees of the Company of concerns

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regarding questionable accounting or auditing matters. In addition, it is to facilitate the submission by employees, without fear of retaliation, of (i) complaints and concerns relating to Accounting Matters, (ii) reports of violations or suspected violations of the Insider Trading Policy, the Code of Conduct and the Code of Ethics, and/or (iii) reports of fraud, conflicts of interest, and unethical business behavior.


ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit 14.1      Code of Ethics
Exhibit 99.2      Code of Conduct
Exhibit 99.3      Whistleblower Policy



                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            GLOBAL RESOURCE CORPORATION


                                            BY: /S/ FRANK G. PRINGLE , President
                                                -------------------------
May 19, 2008